SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

Eagle Food Centers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number  0-17871

DELAWARE	36-3548019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS	61264
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 787-7700

Eagle Food Centers, Inc. distributes Disclosure Statement and Plan of Liquidation to Creditors and Holders of Interest on February 12, 2004.

ITEM 3. BANKRUPTCY

(c)                                  Exhibits:

99.1                           Letter to Creditors and Holders of Interest

99.2                           Confirmation Hearing Notice

99.3                           Solicitation Procedures Order

99.4                           Disclosure Statement

99.5                           First Amended Joint Plan of Liquidation – Appendix A to Disclosure Statement

99.6                           Recovery Bonus Plan – Plan Schedule 7.6

99.7                           Liquidation Analysis – Appendix C to Disclosure Statement

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By: /s/ Randall D. McMurray	February 12, 2004
Randall D. McMurray	Date
V.P., Controller and Acting Chief Financial Officer